Exhibit 99.1

BOB EVANS FARMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On April 28, 2017, Bob Evans Farms, Inc., (the “Company”) completed the previously announced sale (the “Restaurants Transaction”) of the Bob Evans Restaurants Business (the “Restaurants Business”) to affiliates of Golden Gate Capital Opportunity Fund, L.P. (the “Buyer”), which included the sale of our corporate headquarters building, and resulted in the Company’s complete divestiture of its restaurant segment.

The following unaudited pro forma consolidated statement of net income for the nine month period ended January 27, 2017 and unaudited pro forma consolidated statements of net income for each of the years ended April 29, 2016, April 24, 2015 and April 25, 2014 are presented as if the Restaurants Transaction and related events had occurred on April 27, 2013, the first day of fiscal year 2014. The following unaudited pro forma condensed consolidated balance sheet as of January 27, 2017 is presented as if the Restaurants Transaction and related events had occurred on January 27, 2017.

The unaudited consolidated pro forma financial statements have been derived from historical financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and are presented based on information currently available. They are intended for informational purposes only and are not intended to represent the Company’s financial position or results of operations had the Restaurants Transaction and related events occurred on the dates indicated, or to project the Company’s financial performance for any future period. Beginning in the third quarter of fiscal 2017, the historical financial results attributable to Bob Evans Restaurants for periods prior to the Restaurants Transaction were reflected in the Company’s consolidated statements of net income as discontinued operations.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the following: (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the years ended April 29, 2016, April 24, 2015 and April 25, 2014 and (ii) the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-Q for the third quarter and nine months ended January 27, 2017.

The unaudited pro forma consolidated financial statements include information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. Statements that describe objectives, plans, or goals also are forward-looking statements. These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended April 29, 2016. For any forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events.

BOB EVANS FARMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF NET INCOME

For the Nine Months Ended January 27, 2017

(in thousands, except per share amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Net Sales	$294,919	$16,846	(c)	$311,765
Cost of sales	127,171	15,835	(c)	143,006
Operating wages and fringe benefit expenses	31,132			31,132
Other operating expenses	44,372			44,372
Selling, general and administrative expenses	39,179			39,179
Depreciation and amortization	17,191			17,191
Impairment	15,256			15,256

Operating Income	20,618	1,011		21,629

Interest income	(1,369)	—		(1,369)
Interest expense	6,330	(6,280	)(d)	50

Net Interest Expense (Income)	4,961	(6,280)		(1,319)

Income from Continuing Operations before Income Taxes	15,657	7,291		22,948
Provision for income taxes	5,377	2,323	(e)	7,700

Net Income from Continuing Operations	$10,280	$4,968		$15,248

Earnings Per Share - Continuing Operations
Basic	$0.52			$0.77
Diluted	$0.51			$0.76

Weighted Average Shares Outstanding
Basic Shares	19,836			19,836
Dilutive Shares	219			219

Diluted	20,055			20,055

The accompanying notes are an integral part of the unaudited pro forma financial statements.

BOB EVANS FARMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET INCOME

For the Year Ended April 29, 2016 - Fiscal 2016 (53 weeks)

(in thousands, except per share amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Net Sales	$1,338,827	$(932,442	)(b)(c)	$406,385
Cost of sales	425,585	(234,969	)(b)(c)	190,616
Operating wages and fringe benefit expenses	427,148	(384,959	)(b)	42,189
Other operating expenses	222,060	(169,673	)(b)	52,387
Selling, general and administrative expenses	139,822	(73,873	)(b)	65,949
Depreciation and amortization	79,607	(58,562	)(b)	21,045
Impairment	8,384	(8,384	)(b)	—

Operating Income	36,221	(2,022)		34,199

Interest income	(2,550)	—		(2,550)
Interest expense	13,350	(13,275	)(d)	75

Net Interest Expense (Income)	10,800	(13,275)		(2,475)

Income from Continuing Operations before Income Taxes	25,421	11,253		36,674
Provision for income taxes	1,199	9,748	(e)	10,947

Net Income from Continuing Operations	$24,222	$1,505		$25,727

Earnings Per Share - Continuing Operations
Basic	$1.14			$1.21
Diluted	$1.13			$1.20

Weighted Average Shares Outstanding
Basic Shares	21,336			21,336
Dilutive Shares	158			158

Diluted	21,494			21,494

The accompanying notes are an integral part of the unaudited pro forma financial statements.

BOB EVANS FARMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET INCOME

For the Year Ended April 24, 2015 - Fiscal 2015

(in thousands, except per share amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Net Sales	$1,349,190	$(950,574	)(b)(c)	$398,616
Cost of sales	457,744	(240,531	)(b)(c)	217,213
Operating wages and fringe benefit expenses	423,539	(381,822	)(b)	41,717
Other operating expenses	217,991	(168,610	)(b)	49,381
Selling, general and administrative expenses	143,295	(69,915	)(b)	73,380
Depreciation and amortization	80,074	(61,710	)(b)	18,364
Impairment	8,861	(6,100	)(b)	2,761

Operating Income (Loss)	17,686	(21,886)		(4,200)

Interest income	(2,430)	—		(2,430)
Interest expense	11,079	(11,001	)(d)	78

Net Interest Expense (Income)	8,649	(11,001)		(2,352)

Income (Loss) from Continuing Operations before Income Taxes	9,037	(10,885)		(1,848)
(Benefit) for income taxes	(7,516)	6,834	(e)	(682)

Net Income (Loss) from Continuing Operations	$16,553	$(17,719)		$(1,166)

Earnings (Loss) Per Share - Continuing Operations
Basic	$0.70			$(0.05)
Diluted	$0.70			$(0.05)

Weighted Average Shares Outstanding
Basic Shares	23,489			23,489
Dilutive Shares	160			160

Diluted	23,649			23,649

The accompanying notes are an integral part of the unaudited pro forma financial statements.

BOB EVANS FARMS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF NET INCOME

For the Year Ended April 25, 2014 - Fiscal 2014

(in thousands, except per share amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Net Sales	$1,328,552	$(941,746	)(b)(c)	$386,806
Cost of sales	451,777	(230,929	)(b)(c)	220,848
Operating wages and fringe benefit expenses	406,307	(365,607	)(b)	40,700
Other operating expenses	218,904	(164,916	)(b)	53,988
Selling, general and administrative expenses	122,133	(60,589	)(b)	61,544
Depreciation and amortization	79,456	(63,666	)(b)	15,790
Impairment	16,850	(13,513	)(b)	3,337

Operating Income (Loss)	33,125	(42,526)		(9,401)

Interest income	(2,651)	—		(2,651)
Interest expense	4,665	(4,639	)(d)	26

Net Interest Expense (Income)	2,014	(4,639)		(2,625)

Income (Loss) from Continuing Operations before Income Taxes	31,111	(37,887)		(6,776)
Provision (Benefit) for income taxes	143	(2,738	)(e)	(2,595)

Net Income (Loss) from Continuing Operations	$30,968	$(35,149)		$(4,181)

Earnings (Loss) Per Share - Continuing Operations
Basic	$1.17			$(0.16)
Diluted	$1.16			$(0.16)

Weighted Average Shares Outstanding
Basic Shares	26,450			26,450
Dilutive Shares	254			254

Diluted	26,704			26,704

The accompanying notes are an integral part of the unaudited pro forma financial statements.

BOB EVANS FARMS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of January 27, 2017

(in thousands, except par value amounts)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Assets
Current Assets
Cash and equivalents	$2,430	$199,554	(f)(i)	$201,984
Accounts receivable, net	29,258			29,258
Inventories	19,455			19,455
Federal and state income taxes receivable	9,338	(9,338	)(g)	—
Prepaid expenses and other current assets	3,967			3,967
Current assets held for sale	499,943	(496,609	)(h)	3,334

Total Current Assets	564,391	(306,393)		257,998

Net Property, Plant and Equipment	133,350			133,350
Deposits and other	2,518	(2,196	)(i)	322
Rabbi trust assets	21,540			21,540
Goodwill and other intangible assets	19,712			19,712
Non-current deferred tax assets	24,878	(22,000	)(g)	2,878

Total Other Assets	68,648	(24,196)		44,452

Total Assets	$766,389	$(330,589)		$435,800

Liabilities and Stockholders’ Equity
Current Liabilities
Current portion of long-term debt	$3,425	$(3,000	)(i)	$425
Accounts payable	14,941			14,941
Accrued wages and related liabilities	12,830			12,830
Self-insurance reserves	9,263			9,263
Other current liabilities	29,830	(10,157	)(h)	19,673
Federal and state income taxes payable	—	32,094	(g)	32,094
Current liabilities held for sale	128,764	(128,764	)(h)	—

Total Current Liabilities	199,053	(109,827)		89,226

Long-Term Liabilities
Deferred compensation	18,147			18,147
Other non-current liabilities	5,565			5,565
Credit facility borrowings and other long-term debt	326,626	(324,256	)(i)	2,370

Total Long-Term Liabilities	350,338	(324,256)		26,082

Stockholders’ Equity
Common stock, $.01 par value; authorized 100,000 shares; issued 42,638 shares	426			426
Capital in excess of par value	248,144			248,144
Retained earnings	829,356	103,494	(j)	932,850
Treasury stock, 22,869 shares	(860,928)			(860,928)

Total Stockholders’ Equity	216,998	103,494		320,492

Total Liabilities and Stockholders’ Equity	$766,389	$(330,589)		$435,800

The accompanying notes are an integral part of the unaudited pro forma financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF NET INCOME

Note 1. Basis of Presentation

The Company’s historical consolidated financial statements have been adjusted in the unaudited consolidated pro forma financial statements to present events that are (i) directly attributable to the Restaurants Transaction, (ii) factually supportable and (iii) are expected to have a continuing impact on the Company’s consolidated results following the Restaurants Transaction. The pro forma consolidated statements of net income do not reflect the estimated gain on the sale of the Restaurants Business.

Note 2. Pro Forma Adjustments

The following adjustments have been reflected in the unaudited pro forma consolidated financial statements:

(a) Reflects the Company’s historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the Restaurants Transaction. For the nine month period ended January 27, 2017, revenue and expenses attributable to the Restaurants Business, net of their tax impact, were reported as discontinued operations in the consolidated statement of net income in the Company’s Form 10-Q. For each of the years ended April 29, 2016, April 24, 2015 and April 25, 2014, Bob Evans Restaurants were included in the consolidated results of operations in the Company’s respective Form 10-K’s filed for each of those years.

(b) Reflects the elimination of revenues and expenses representing the historical operating results of the Restaurants Business. These amounts, net of their tax impact, were reported as discontinued operations in the Company’s Form 10-Q for the third quarter ended January 27, 2017, and they will be reported as such in the Company’s audited, consolidated financial statements to be included in the Company’s fiscal 2017 Form 10-K. Additional pro forma adjustments to net sales, cost of sales and interest expense are described in detail in disclosures below.

(c) In addition to the adjustment of revenues and cost of sales from the Restaurants Business, this pro forma adjustment reflects intersegment net sales and cost of sales of food products sold to Bob Evans Restaurants which were eliminated in historical consolidated financial statements. Pursuant to a multi-year supply agreement between the Company and the Buyer, the Company will continue to supply Bob Evans Restaurants with certain of its products for an initial term of five years, which may be extended. The supply agreement requires Bob Evans Restaurants to purchase 100% of certain food products from the Company in the first year of the term. The required percentage of purchases for those products then decreases annually, down to 25% in the final year of the supply agreement’s initial five-year term. The supply agreement provides that the pricing on these sales during the initial term shall equal the actual cost of the products plus a mark-up of six percent, which has been reflected in the pro forma adjusted consolidated statements of net income.

Intersegment net sales of food products sold to Bob Evans Restaurants were $16.8 million, $18.8 million, $19.3 million and $14.8 million for the nine month period ended January 27, 2017, and the years ended April 29, 2016, April 24, 2015, and April 25, 2014, respectively. Intersegment cost of sales of food products sold to Bob Evans Restaurants were $15.8 million, $17.6 million, $18.1 million and $13.9 million for the nine month period ended January 27, 2017 and the years ended April 29, 2016, April 24, 2015, and April 25, 2014, respectively.

(d) In accordance with the terms of the Company’s Revolving Credit Facility (the “Credit Agreement”), we are required to use proceeds from the Restaurants Transaction to repay all outstanding borrowings on our Credit Agreement and did so on the date the Restaurants Transaction closed. Accordingly, the pro forma consolidated statements of net income reflect the elimination of historical interest expense and related amortization of debt issuance costs attributable to the Credit Agreement. The fiscal 2016 pro forma adjustment to interest expense also includes $0.4 million of interest expense associated with the Mortgage Loan on our corporate headquarters, which was required to be settled as part of the Restaurants Transaction. See note (i) for additional information.

(e) The pro forma adjustment for income tax expense (or benefit) was calculated as the difference between the income tax expense (or benefit) as reported, and pro forma income tax expense (or benefit) as calculated by using the statutory rate for the Company excluding our Restaurants Business and adjusting for the impact of permanent items, including the domestic production activities deduction.

(f) Reflects estimated net cash proceeds from the Restaurants Transaction of $526.8 million, representing the gross sale price of $565.0 million less certain purchase price adjustments and estimated transaction costs. The pro forma adjustment to cash was also impacted by the pro forma elimination of borrowings as discussed in note (i).

(g) Represents adjustments for the estimated taxes payable on the gain associated with the Restaurants Transaction. Taxes on the gain were calculated using a statutory rate of 38%, and the pro forma adjustments also reflect the estimated realization of deferred tax assets associated with the Restaurants Business.

(h) Represents the net assets sold and liabilities conveyed to the Buyer in the Restaurants Transaction.

(i) Represents the elimination of $300.4 million of borrowings on the Credit Agreement and $26.8 million of outstanding borrowings from the Mortgage Loan on our corporate headquarters. In accordance with the terms of the Credit Agreement, we used proceeds from the Restaurants Transaction to repay all outstanding borrowings on our Credit Agreement on the date the Restaurants Transaction closed. The Mortgage Loan borrowings were paid in the fourth quarter of fiscal year 2017 prior to the sale of the Restaurants Business, as required by the Restaurants Transaction. The pro forma adjustment also includes a $2.2 million write off of unamortized debt issuance costs related to these borrowings.

(j) Represents the estimated after-tax gain on the sale of the Restaurants Business of $103.5 million, which was calculated as follows:

(in thousands)
Estimated proceeds, net of transaction costs	$526,810

Assets of the Restaurants Business (1)	(498,805)
Liabilities of the Restaurants Business	138,921

Pre-tax gain on sale of the Restaurants Business	166,926

Taxes on sale of the Restaurants Business at the combined federal and state statutory tax rate of 38%	63,432

After-tax gain on sale of the Restaurants Business	$103,494

(1)	Includes our corporate headquarters which were sold as part of the Restaurants Transaction as well as $2.2 million of debt issuance costs that were written off as part of the repayment of borrowings on the Credit Agreement.

Transition Services Agreement

Pursuant to a transition services agreement entered into and effective on the closing of the Restaurants Transaction, the Company will supply certain services, primarily information technology related, to Bob Evans Restaurants. The Company will receive certain human resource, tax and accounting services from Bob Evans Restaurants for a period of up to 18 months, which can be further extended. No pro forma adjustments have been made associated with this agreement as services to be provided with a defined monetary value are not considered material and the variable elements are not estimable at this time.

Additional Financial Information

	Pro Forma combined earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(in thousands)	Fiscal 2017 (Nine Months Ended)		Fiscal 2016		Fiscal 2015	Fiscal 2014
Net Income (Loss) from Continuing Operations	$15,248		$25,727		$(1,166)	$(4,181)
Net Interest Expense	(1,319)		(2,475)		(2,352)	(2,625)
Provision (Benefit) for Income Taxes	7,700		10,947		(682)	(2,595)
Depreciation and Amortization	17,191		21,045		18,364	15,790
Impairment	15,256		—		2,761	3,337

EBITDA	$54,076	(1)	$55,244	(2)	$16,925 (3)	$9,726 (4)

(1)	Pro Forma EBITDA for the nine months ended January 27, 2017 includes $3.3 million of severance charges and transaction costs associated with the Restaurants Transaction and acquisition of Pineland Farms Potato Company.
(2)	Pro Forma EBITDA in fiscal 2016 includes $4.8 million of charges primarily associated with the sale leaseback of two production facilities.
(3)	Pro Forma EBITDA in fiscal 2015 includes $21.1 million of charges including legal and professional fees related to shareholder activism, impairment charges, severance including charges associated with the separation of our former CEO and other plant and corporate restructuring costs.
(4)	Pro Forma EBITDA in fiscal 2014 includes $8.9 million of charges associated with the closure of production facilities, including impairment, and other corporate restructuring costs.

Non-GAAP Financial Measures

Our non-GAAP measures are used by analysts, investors and other interested parties to compare our performance with the performance of other companies that report similar non-GAAP measures. We believe these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of core business operating results. We believe the non-GAAP measures, when viewed in conjunction with U.S. GAAP results and the accompanying reconciliations, enhance the comparability of results against prior periods and allow for greater transparency of financial results and business outlook. In addition, we use non-GAAP data internally to assess performance and facilitate management’s internal comparison of our financial performance to that of prior periods, as well as trend analysis for budgeting and planning purposes. The presentation of our non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. Furthermore, our non-GAAP measures may not be comparable to similarly titled measures reported by other companies and may have limitations as an analytical tool.